EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                         PERIOD ENDING NOVEMBER 30, 2003

The information which is required to be prepared with respect to the Payment Date of December 22, 2003, and with respect to the performance of the Trust during the period of November 1, 2003 through November 30, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The amount of distribution in respect to principal payment to the Class A Noteholders....$                -
                                                                                                      ------------------
         2.  The amount of distribution in respect to principal payment to the Class B Noteholders....$                -
                                                                                                      ------------------
         3.  The amount of distribution in respect to principal payment to the Class C Noteholders....$                -
                                                                                                      ------------------
         4.  The amount of distribution in respect to principal payment to the Class D Noteholders....$                -
                                                                                                      ------------------
II. Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The amount of distribution in respect to the Class A Monthly Interest....................$          1.21778
                                                                                                      ------------------
         2.  The amount of distribution in respect to the Class B Monthly Interest....................$          1.61778
                                                                                                       ------------------
         3.  The amount of distribution in respect to the Class C Monthly Interest....................$          2.28444
                                                                                                      ------------------
         4.  The amount of distribution in respect to the Class D Monthly Interest....................$          4.55111
                                                                                                      ------------------
III. Information regarding the total monthly distribution to the Noteholders (Stated on the basis of
$1,000 original Note Principal Balance)

         1.  The total amount of distribution in respect to the Class A Noteholders...................$          1.21778
                                                                                                      ------------------
         2.  The total amount of distribution in respect to the Class B Noteholders...................$          1.61778
                                                                                                      ------------------
         3.  The total amount of distribution in respect to the Class C Noteholders...................$          2.28444
                                                                                                       ------------------
         4.  The total amount of distribution in respect to the Class D Noteholders...................$          4.55111
                                                                                                       ------------------
IV. Information regarding the performance of the Advanta Business Card Master Trust

         1.  The aggregate amount of such Collections with respect to Principal Receivables for the
             Monthly Period preceding such Payment Date...............................................$   548,532,197.01
                                                                                                      ------------------
         2.  The aggregate amount of such Collections with respect to Finance Charge and
             Administrative Receivables for the Monthly Period preceding such Payment Date.. .........$    49,985,155.29
                                                                                                      ------------------
         3.  Recoveries for the preceding Monthly Period..............................................$       885,992.55
                                                                                                      ------------------
         4.  The Defaulted Amount for the preceding Monthly Period....................................$    19,594,490.03
                                                                                                      ------------------
         5.  The annualized percentage equivalent of a fraction, the numerator of which is the
             Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator
             is the average Receivables for the preceding Monthly Period..............................              7.79%
                                                                                                      ------------------
         6.  The total amount of Principal Receivables in the trust at the beginning of the preceding Monthly Period.................................................................$ 2,800,176,791.50
                                                                                                      ------------------
         7.  The total amount of Principal Receivables in the trust as of the last day of the preceding Monthly Period.................................................................$ 2,832,503,547.52
                                                                                                      ------------------
         8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
             beginning of the preceding Monthly Period................................................$    63,605,022.49
                                                                                                      ------------------

         9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of
             the last day of the preceding Monthly Period............................................ $    65,982,096.57

        10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the preceding Monthly Period................................................ $ 2,290,000,000.00
                                                                                                      ------------------
        11.  The Transferor Interest as of the last day of the preceding Monthly Period.............. $   542,503,547.52
                                                                                                      ------------------
        12.  The transferor percentage as of the last day of the preceding Monthly Period............              19.15%
                                                                                                      ------------------
        13.  The Required Transferor Percentage......................................................               7.00%
                                                                                                      ------------------
        14.  The Required Transferor Interest........................................................ $   198,275,248.33
                                                                                                      ------------------
        15.  The monthly principal payment rate for the preceding Monthly Period.....................             19.589%
                                                                                                      ------------------
        16.  The balance in the Excess Funding Account as of the last day of the preceding Monthly
             Period.................................................................................. $                -
                                                                                                      ------------------
        17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                Percentage                         Aggregate
                                                 of Total                           Account
                                                Receivables                         Balance
                                                -----------                         -------
(a) Delinquent between 30 days and 59 days        1.641%                       $ 47,572,792.55
(b) Delinquent between 60 days and 89 days        1.285%                       $ 37,252,555.59
(c) Delinquent between 90 days and 119 days       1.219%                       $ 35,343,412.52
(d) Delinquent between 120 days and 149 days      0.982%                       $ 28,475,419.28
(e) Delinquent between 150 days and 179 days      0.827%                       $ 23,981,298.93
(f) Delinquent 180 days or greater                0.000%                       $      4,340.78
                                                  -----                        ---------------
(g) Aggregate                                     5.956%                       $172,629,819.65
                                                  =====                        ===============

V. Information regarding Series 2000-C

         1.  The amount of Principal Receivables in the Trust represented by the Invested Amount
             of Series 2000-C as of the last day of the related Monthly Period.....................              $   400,000,000.00
                                                                                                                 ------------------
         2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested
             Amount of Series 2000-C on the last day of the related Monthly Period................. NOTE FACTORS $   400,000,000.00
                                                                                                                 ------------------
         3.  The amount of Principal Receivables in the Trust represented by the Class A Note
             Principal Balance on the last day of the related Monthly Period .....................     1.0000    $   320,000,000.00
                                                                                                                 ------------------
         4.  The amount of Principal Receivables in the Trust represented by the Class B Note
             Principal Balance on the last day of the related Monthly Period .....................     1.0000    $    38,000,000.00
                                                                                                                 ------------------
         5.  The amount of Principal Receivables in the Trust represented by the Class C Note
             Principal Balance on the last day of the related Monthly Period......................     1.0000    $    28,000,000.00
                                                                                                                 ------------------
         6.  The amount of Principal Receivables in the trust represented by the Class D Note
             Principal Balance on the last day of the related Monthly Period......................     1.0000    $    14,000,000.00
                                                                                                                 ------------------
         7.  The Floating Investor Percentage with respect to the period:

         November 1, 2003 through November 24, 2003...............................................                       14.2848123%
                                                                                                                 ------------------
         November 25, 2003 through November 30, 2003..............................................                       14.0410514%
                                                                                                                 ------------------
         8.  The Fixed Investor Percentage with respect to the period:

         November 1, 2003 through November 24, 2003...............................................                         N/A
                                                                                                                 ------------------
         November 25, 2003 through November 30, 2003..............................................                         N/A
                                                                                                                 ------------------
         9.  The amount of Investor Principal Collections applicable to Series 2000-C.............               $    78,127,689.23
                                                                                                                 ------------------
        10a. The amount of Available Finance Charge Collections on deposit in the Collection
             Account on the related Payment Date..................................................               $     5,599,037.02
                                                                                                                 ------------------
        10b. The amount of Available Finance Charge Collections not on deposit in the Collection
             Account on the related Payment Date pursuant to Section 8.04(a) of the
             Master Indenture.....................................................................               $     1,521,050.96
                                                                                                                 ------------------
        11.  The Investor Default Amount for the related Monthly Period...........................               $     2,764,316.75
                                                                                                                 ------------------
        12.  The Monthly Servicing Fee for the related Monthly Period.............................               $       666,666.67
                                                                                                                 ------------------

         13. Trust yields for the related Monthly Period

                  a. The cash yield for the related Monthly Period..................................                   21.36%
                                                                                                          ------------------
                  b. The default rate for the related Monthly Period................................                    8.29%
                                                                                                          ------------------
                  c. The Net Portfolio Yield for the related Monthly Period.........................                   13.07%
                                                                                                          ------------------
                  d. The Base Rate for the related Monthly Period...................................                    3.74%
                                                                                                          ------------------
                  e. The Excess Spread Percentage for the related Monthly Period....................                    9.33%
                                                                                                          ------------------
                  f. The Quarterly Excess Spread Percentage for the related Monthly Period..........                   10.76%
                                                                                                          ------------------
                         i) Excess Spread Percentage related to              Nov-03                                     9.33%
                                                                                                          ------------------
                         ii) Excess Spread Percentage related to             Oct-03                                    11.28%
                                                                                                         ------------------
                         iii) Excess Spread Percentage related to            Sep-03                                    11.67%
                                                                                                         ------------------
         14. Floating Rate Determinations:

           LIBOR for the Interest Period from November 20 through and including December 21, 2003...                1.12000%
                                                                                                         ------------------
         15. Principal Funding Account

                  a. The amount on deposit in the Principal Funding Account on the related Payment
                     Date (after taking into consideration deposits and withdraws for the related
                     Payment Date)..................................................................     $                -
                                                                                                         ------------------
                  b. The Accumulation Shortfall with respect to the related Monthly Period..........                      -
                                                                                                         ------------------
                  c. The Principal Funding Investment Proceeds deposited in the Collection Account
                     to be treated as Available Finance Charge Collections..........................     $                -
                                                                                                         ------------------
         16. Reserve Account

                  a. The amount on deposit in the Reserve Account on the related Payment Date
                     (after taking into consideration deposits and withdraws for the related
                     Payment Date)..................................................................     $                -
                                                                                                         ------------------
                  b. The Reserve Draw Amount for the related Monthly Period deposited into the
                     Collection Account to be treated as Available Finance Charge Collections.......     $                -
                                                                                                         ------------------
                  c. Interest earnings on the Reserve Account deposited into the Collection
                     Account to be treated as Available Finance Charge Collections..................     $                -
                                                                                                         ------------------
         17. Cash Collateral Account

                  a. The Required Cash Collateral Account Amount on the related Payment Date........     $     7,000,000.00
                                                                                                         ------------------
                  b. The Available Cash Collateral Account Amount on the related Payment Date.......     $     7,000,000.00
                                                                                                         ------------------
         18. Investor Charge-Offs

                  a. The aggregate amount of Investor Charge-Offs for the related Monthly Period....     $                -
                                                                                                         ------------------
                  b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date...     $                -
                                                                                                         ------------------
         19. The Monthly Principal Reallocation Amount for the related Monthly Period...............     $                -
                                                                                                         ------------------

                         Advanta Bank Corp.
                         as Servicer

                         By: /s/ MARK SHAPIRO
                         Name: Mark Shapiro
                         Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                         PERIOD ENDING NOVEMBER 30, 2003

The information which is required to be prepared with respect to the Payment Date of December 22, 2003, and with respect to the performance of the Trust during the period of November 1, 2003 through November 30, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The amount of distribution in respect to principal payment to the Class A Noteholders...   $                  -
                                                                                                        --------------------

         2.  The amount of distribution in respect to principal payment to the Class B Noteholders...   $                  -
                                                                                                        --------------------

         3.  The amount of distribution in respect to principal payment to the Class C Noteholders...   $                  -
                                                                                                        --------------------

         4.  The amount of distribution in respect to principal payment to the Class D Noteholders...   $                  -
                                                                                                        --------------------

II. Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The amount of distribution in respect to the Class A Monthly Interest ..................   $            1.26222
                                                                                                        --------------------

         2.  The amount of distribution in respect to the Class B Monthly Interest ..................   $            1.75111
                                                                                                        --------------------

         3.  The amount of distribution in respect to the Class C Monthly Interest ..................   $            2.37333
                                                                                                        --------------------

         4.  The amount of distribution in respect to the Class D Monthly Interest ..................   $            5.44000
                                                                                                        --------------------

III. Information regarding the total monthly distribution to the Noteholders (Stated on the basis of
$1,000 original Note Principal Balance)

         1.  The total amount of distribution in respect to the Class A Noteholders .................   $            1.26222
                                                                                                        --------------------

         2.  The total amount of distribution in respect to the Class B Noteholders .................   $            1.75111
                                                                                                        --------------------

         3.  The total amount of distribution in respect to the Class C Noteholders .................   $            2.37333
                                                                                                        --------------------

         4.  The total amount of distribution in respect to the Class D Noteholders .................   $            5.44000
                                                                                                        --------------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

         1.  The aggregate amount of such Collections with respect to Principal Receivables for the
             Monthly Period preceding such Payment Date .............................................   $     548,532,197.01
                                                                                                        --------------------

         2.  The aggregate amount of such Collections with respect to Finance Charge and
             Administrative Receivables for the Monthly Period preceding such Payment Date ..........   $      49,985,155.29
                                                                                                        --------------------

         3.  Recoveries for the preceding Monthly Period ............................................   $         885,992.55
                                                                                                        --------------------

         4.  The Defaulted Amount for the preceding Monthly Period ..................................   $      19,594,490.03
                                                                                                        --------------------

         5.  The annualized percentage equivalent of a fraction, the numerator of which is the
             Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator
             is the average Receivables for the preceding Monthly Period ............................                   7.79%
                                                                                                        --------------------

         6.  The total amount of Principal Receivables in the trust at the beginning of the
             preceding Monthly Period ...............................................................   $   2,800,176,791.50
                                                                                                        --------------------

         7.  The total amount of Principal Receivables in the trust as of the last day of the
             preceding Monthly Period ...............................................................   $   2,832,503,547.52
                                                                                                        --------------------

         8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
             beginning of the preceding Monthly Period ..............................................   $      63,605,022.49
                                                                                                        --------------------

         9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of
             the last day of the preceding Monthly Period ...........................................   $      65,982,096.57
                                                                                                        --------------------

         10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the
             last day of the preceding Monthly Period ...............................................   $   2,290,000,000.00
                                                                                                        --------------------

         11. The Transferor Interest as of the last day of the preceding Monthly Period .............   $     542,503,547.52
                                                                                                        --------------------

         12. The transferor percentage as of the last day of the preceding Monthly Period ...........                  19.15%
                                                                                                        --------------------

         13. The Required Transferor Percentage .....................................................                   7.00%
                                                                                                        --------------------

         14. The Required Transferor Interest .......................................................   $     198,275,248.33
                                                                                                        --------------------

         15. The monthly principal payment rate for the preceding Monthly Period ....................                 19.589%
                                                                                                        --------------------

         16. The balance in the Excess Funding Account as of the last day of the preceding Monthly
             Period .................................................................................   $                  -
                                                                                                        --------------------
         17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                     Percentage           Aggregate
                                                      of Total             Account
                                                     Receivables           Balance
                                                     -----------      ----------------
(a) Delinquent between 30 days and 59 days              1.641%        $  47,572,792.55
(b) Delinquent between 60 days and 89 days              1.285%        $  37,252,555.59
(c) Delinquent between 90 days and 119 days             1.219%        $  35,343,412.52
(d) Delinquent between 120 days and 149 days            0.982%        $  28,475,419.28
(e) Delinquent between 150 days and 179 days            0.827%        $  23,981,298.93
(f) Delinquent 180 days or greater                      0.000%        $       4,340.78
                                                        -----         ----------------
(g) Aggregate                                           5.956%        $ 172,629,819.65
                                                        =====         ================

V. Information regarding Series 2001-A

         1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of
             Series 2001-A as of the last day of the related Monthly Period .........................          $     300,000,000.00
                                                                                                               --------------------

         2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested
             Amount of Series 2001-A on the last day of the related Monthly Period ..................          $     300,000,000.00
                                                                                                               --------------------
                                                                                                 NOTE FACTORS
         3.  The amount of Principal Receivables in the Trust represented by the Class A Note
             Principal Balance on the last day of the related Monthly Period ................      1.0000      $     240,000,000.00
                                                                                                               --------------------

         4.  The amount of Principal Receivables in the Trust represented by the Class B Note
             Principal Balance on the last day of the related Monthly Period ................      1.0000      $      28,500,000.00
                                                                                                               --------------------

         5.  The amount of Principal Receivables in the Trust represented by the Class C Note
             Principal Balance on the last day of the related Monthly Period ................      1.0000      $      21,000,000.00
                                                                                                               --------------------

         6.  The amount of Principal Receivables in the trust represented by the Class D Note
             Principal Balance on the last day of the related Monthly Period ................      1.0000      $      10,500,000.00
                                                                                                               --------------------

         7.  The Floating Investor Percentage with respect to the period:

         November 1, 2003 through November 24, 2003 .................................................                    10.7136093%
                                                                                                               --------------------
         November 25, 2003 through November 30, 2003 ................................................                    10.5307886%
                                                                                                               --------------------

         8. The Fixed Investor Percentage with respect to the period:

         November 1, 2003 through November 24, 2003 .................................................                  N/A
                                                                                                               --------------------
         November 25, 2003 through November 30, 2003 ................................................                  N/A
                                                                                                               --------------------

         9. The amount of Investor Principal Collections applicable to Series 2001-A ................          $      58,595,767.31
                                                                                                               --------------------

         10a. The amount of Available Finance Charge Collections on deposit in the Collection
             Account on the related Payment Date ....................................................          $       4,199,277.79
                                                                                                               --------------------

         10b. The amount of Available Finance Charge Collections not on deposit in the Collection
             Account on the related Payment Date pursuant to Section 8.04(a) of the Master
             Indenture...............................................................................          $       1,140,788.23
                                                                                                               --------------------

         11.  The Investor Default Amount for the related Monthly Period ............................          $       2,073,237.57
                                                                                                               --------------------

         12. The Monthly Servicing Fee for the related Monthly Period ..............................    $         500,000.00
                                                                                                        --------------------

         13. Trust yields for the related Monthly Period

                  a. The cash yield for the related Monthly Period ..................................                  21.36%
                                                                                                        --------------------

                  b. The default rate for the related Monthly Period ................................                   8.29%
                                                                                                        --------------------

                  c. The Net Portfolio Yield for the related Monthly Period .........................                  13.07%
                                                                                                        --------------------

                  d.  The Base Rate for the related Monthly Period ..................................                   3.84%
                                                                                                        --------------------

                  e.  The Excess Spread Percentage for the related Monthly Period ...................                   9.23%
                                                                                                        --------------------

                  f.  The Quarterly Excess Spread Percentage for the related Monthly Period .........                  10.66%
                                                                                                        --------------------

                           i) Excess Spread Percentage related               to Nov-03                                  9.23%
                                                                                                        --------------------

                           ii) Excess Spread Percentage related              to Oct-03                                 11.18%
                                                                                                        --------------------

                           iii) Excess Spread Percentage related             to Sep-03                                 11.58%
                                                                                                        --------------------

         14. Floating Rate Determinations:

            LIBOR for the Interest Period from November 20 through and including December 21, 2003 ..                1.12000%
                                                                                                        --------------------

         15. Principal Funding Account

                  a. The amount on deposit in the Principal Account on the related Payment Date
                     (after taking into consideration deposits and withdraws for the related
                     Payment Date) ..................................................................   $                  -
                                                                                                        --------------------

                  b.  The Accumulation Shortfall with respect to the related Monthly Period .........   $                  -
                                                                                                        --------------------

                  c. The Principal Funding Investment Proceeds deposited in the Collection Account
                     to be treated as Available Finance Charge Collections ..........................   $                  -
                                                                                                        --------------------

         16. Reserve Account

                  a. The amount on deposit in the Reserve Account on the related Payment Date
                     (after taking into consideration deposits and withdraws for the related
                     Payment Date) ..................................................................   $                  -
                                                                                                        --------------------

                  b. The Reserve Draw Amount for the related Monthly Period deposited into the
                     Collection Account to be treated as Available Finance Charge Collections .......   $                  -
                                                                                                        --------------------

                  c. Interest earnings on the Reserve Account deposited into the Collection Account
                     to be treated as Available Finance Charge Collections ..........................   $                  -
                                                                                                        --------------------

         17. Cash Collateral Account

                  a. The Required Cash Collateral Account Amount on the related Payment Date ........   $       5,250,000.00
                                                                                                        --------------------

                  b. The Available Cash Collateral Account Amount on the related Payment Date .......   $       5,250,000.00
                                                                                                        --------------------

         18. Investor Charge-Offs

                  a. The aggregate amount of Investor Charge-Offs for the related Monthly Period ....   $                  -
                                                                                                        --------------------

                  b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ....   $                  -
                                                                                                        --------------------

         19. The Monthly Principal Reallocation Amount for the related Monthly Period ...............   $                  -
                                                                                                        --------------------

                          Advanta Bank Corp.
                          as Servicer

                          By: /s/ MARK SHAPIRO
                          Name: Mark Shapiro
                          Title: Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2002-A
                         PERIOD ENDING NOVEMBER 30, 2003

The information which is required to be prepared with respect to the Payment Date of December 22, 2003, and with respect to the performance of the Trust during the period of November 1, 2003 through November 30, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The amount of distribution in respect to principal payment to the Class A Noteholders...   $                  -
                                                                                                        --------------------

         2.  The amount of distribution in respect to principal payment to the Class B Noteholders...   $                  -
                                                                                                        --------------------

         3.  The amount of distribution in respect to principal payment to the Class C Noteholders...   $                  -
                                                                                                        --------------------

         4.  The amount of distribution in respect to principal payment to the Class D Noteholders...   $                  -
                                                                                                        --------------------

II. Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The amount of distribution in respect to the Class A Monthly Interest ..................   $            1.17333
                                                                                                        --------------------

         2.  The amount of distribution in respect to the Class B Monthly Interest ..................   $            1.61778
                                                                                                        --------------------

         3.  The amount of distribution in respect to the Class C Monthly Interest ..................   $            2.55111
                                                                                                        --------------------

         4.  The amount of distribution in respect to the Class D Monthly Interest ..................   $            6.77333
                                                                                                        --------------------

III. Information regarding the total monthly distribution to the Noteholders (Stated on the basis of
$1,000 original Note Principal Balance)

         1.  The total amount of distribution in respect to the Class A Noteholders .................   $            1.17333
                                                                                                        --------------------

         2.  The total amount of distribution in respect to the Class B Noteholders .................   $            1.61778
                                                                                                        --------------------

         3.  The total amount of distribution in respect to the Class C Noteholders .................   $            2.55111
                                                                                                        --------------------

         4.  The total amount of distribution in respect to the Class D Noteholders .................   $            6.77333
                                                                                                        --------------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

         1.  The aggregate amount of such Collections with respect to Principal Receivables for the
             Monthly Period preceding such Payment Date .............................................   $     548,532,197.01
                                                                                                        --------------------

         2.  The aggregate amount of such Collections with respect to Finance Charge and
             Administrative Receivables for the Monthly Period preceding such Payment Date...........   $      49,985,155.29
                                                                                                        --------------------

         3.  Recoveries for the preceding Monthly Period ............................................   $         885,992.55
                                                                                                        --------------------

         4.  The Defaulted Amount for the preceding Monthly Period ..................................   $      19,594,490.03
                                                                                                        --------------------

         5.  The annualized percentage equivalent of a fraction, the numerator of which is the
             Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator
             is the average Receivables for the preceding Monthly Period ............................                   7.79%
                                                                                                        --------------------

         6.  The total amount of Principal Receivables in the trust at the beginning of the
             preceding Monthly Period ...............................................................   $   2,800,176,791.50
                                                                                                        --------------------

         7.  The total amount of Principal Receivables in the trust as of the last day of the
             preceding Monthly Period ...............................................................   $   2,832,503,547.52
                                                                                                        --------------------

         8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
             beginning of the preceding Monthly Period ..............................................   $      63,605,022.49
                                                                                                        --------------------

         9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of
             the last day of the preceding Monthly Period ...........................................   $      65,982,096.57
                                                                                                        --------------------

         10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the
             last day of the preceding Monthly Period................................................   $   2,290,000,000.00
                                                                                                        --------------------

         11. The Transferor Interest as of the last day of the preceding Monthly Period .............   $     542,503,547.52
                                                                                                        --------------------

         12. The transferor percentage as of the last day of the preceding Monthly Period ...........                  19.15%
                                                                                                        --------------------

         13. The Required Transferor Percentage .....................................................                   7.00%
                                                                                                        --------------------

         14. The Required Transferor Interest .......................................................   $     198,275,248.33
                                                                                                        --------------------

         15. The monthly principal payment rate for the preceding Monthly Period ...................                  19.589%
                                                                                                        --------------------

         16. The balance in the Excess Funding Account as of the last day of the preceding  Monthly
             Period .................................................................................   $                  -
                                                                                                        --------------------

         17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                     Percentage           Aggregate
                                                      of Total             Account
                                                     Receivables           Balance
                                                     -----------      ----------------
(a) Delinquent between 30 days and 59 days              1.641%        $  47,572,792.55
(b) Delinquent between 60 days and 89 days              1.285%        $  37,252,555.59
(c) Delinquent between 90 days and 119 days             1.219%        $  35,343,412.52
(d) Delinquent between 120 days and 149 days            0.982%        $  28,475,419.28
(e) Delinquent between 150 days and 179 days            0.827%        $  23,981,298.93
(f) Delinquent 180 days or greater                      0.000%        $       4,340.78
                                                        -----         ----------------
(g) Aggregate                                           5.956%        $ 172,629,819.65
                                                        =====         ================

V. Information regarding Series 2002-A

         1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of
             Series 2002-A as of the last day of the related Monthly Period..........................          $     300,000,000.00
                                                                                                               --------------------

         2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested
             Amount of Series 2002-A on the last day of the related Monthly Period...................          $     300,000,000.00
                                                                                                               --------------------
                                                                                                 NOTE FACTORS

         3.  The amount of Principal Receivables in the Trust represented by the Class A Note
             Principal Balance on the last day of the related Monthly Period.................        1.0000    $     240,000,000.00
                                                                                                               --------------------

         4.  The amount of Principal Receivables in the Trust represented by the Class B Note
             Principal Balance on the last day of the related Monthly Period.................        1.0000    $      27,750,000.00
                                                                                                               --------------------

         5.  The amount of Principal Receivables in the Trust represented by the Class C Note
             Principal Balance on the last day of the related Monthly Period.................        1.0000    $      21,750,000.00
                                                                                                               --------------------

         6.  The amount of Principal Receivables in the trust represented by the Class D Note
             Principal Balance on the last day of the related Monthly Period.................        1.0000    $      10,500,000.00
                                                                                                               --------------------

         7.  The Floating Investor Percentage with respect to the period:

         November 1, 2003 through November 24, 2003..................................................                    10.7136093%
                                                                                                               --------------------
         November 25, 2003 through November 30, 2003.................................................                    10.5307886%
                                                                                                               --------------------

         8.  The Fixed Investor Percentage with respect to the period:

         November 1, 2003 through November 24, 2003..................................................                   N/A
                                                                                                               --------------------

         November 25, 2003 through November 30, 2003.................................................                   N/A
                                                                                                               --------------------

         9.  The amount of Investor Principal Collections applicable to Series 2002-A................          $      58,595,767.31
                                                                                                               --------------------

         10a. The amount of the Investor Finance Charge Collections on deposit in the Collection
             Account on the Related Payment Date to be treated as Servicer Interchange...............          $          62,500.00
                                                                                                               --------------------

         10b. The amount of Available Finance Charge Collections on deposit in the Collection
             Account on the related Payment Date.....................................................          $       4,199,277.79
                                                                                                               --------------------

         10c. The amount of Available Finance Charge Collections not on deposit in the Collection
             Account on the related Payment Date pursuant to Section 8.04(a) of the Master
             Indenture...............................................................................          $       1,078,288.23
                                                                                                               --------------------

11. The Investor Default Amount for the related Monthly Period...................................................   $ 2,073,237.57
                                                                                                                    --------------
12. The Monthly Servicing Fee for the related Monthly Period.....................................................   $   500,000.00
                                                                                                                    --------------
13. Trust yields for the related Monthly Period

         a. The cash yield for the related Monthly Period........................................................            21.36%
                                                                                                                    --------------
         b. The default rate for the related Monthly Period......................................................             8.29%
                                                                                                                    --------------
         c. The Net Portfolio Yield for the related Monthly Period...............................................            13.07%
                                                                                                                    --------------
         d. The Base Rate for the related Monthly Period.........................................................             3.81%
                                                                                                                    --------------
         e. The Excess Spread Percentage for the related Monthly Period..........................................             9.26%
                                                                                                                    --------------
         f. The Quarterly Excess Spread Percentage for the related Monthly Period................................            10.69%
                                                                                                                    --------------
                  i) Excess Spread Percentage related to                        Nov-03                                        9.26%
                                                                                                                    --------------
                  ii) Excess Spread Percentage related to                       Oct-03                                       11.20%
                                                                                                                    --------------
                  iii) Excess Spread Percentage related to                      Sep-03                                       11.60%
                                                                                                                    --------------
14. Floating Rate Determinations:

 LIBOR for the Interest Period from November 20 through and including December 21, 2003..........................          1.12000%
                                                                                                                    --------------
15. Principal Funding Account

         a. The amount on deposit in the Principal Funding Account on the related Payment Date (after taking
            into consideration deposits and withdraws for the related Payment Date)..............................   $            -
                                                                                                                    --------------
         b. The Accumulation Shortfall with respect to the related Monthly Period................................   $            -
                                                                                                                    --------------
         c. The Principal Funding Investment Proceeds deposited in the Collection Account to be treated as
            Available Finance Charge Collections.................................................................   $            -
                                                                                                                    --------------
16. Reserve Account

         a. The amount on deposit in the Reserve Account on the related Payment Date (after taking into
            consideration deposits and withdraws for the related Payment Date)...................................   $            -
                                                                                                                    --------------
         b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be
            treated as Available Finance Charge Collections......................................................   $            -
                                                                                                                    --------------
         c. Interest earnings on the Reserve Account deposited into the Collection Account to be treated as
            Available Finance Charge Collections.................................................................   $            -
                                                                                                                    --------------
17. Cash Collateral Account

         a. The Required Cash Collateral Account Amount on the related Payment Date..............................   $ 6,000,000.00
                                                                                                                    --------------
         b. The Available Cash Collateral Account Amount on the related Payment Date.............................   $ 6,000,000.00
                                                                                                                    --------------
18.  Investor Charge-Offs

         a. The aggregate amount of Investor Charge-Offs for the related Monthly Period..........................   $            -
                                                                                                                    --------------
         b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date..........................   $            -
                                                                                                                    --------------
19. The Monthly Principal Reallocation Amount for the related Monthly Period....................................   $            -
                                                                                                                    --------------

                  Advanta Bank Corp.
                  as Servicer

                  By: /s/ MARK SHAPIRO
                  Name: Mark Shapiro
                  Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-A
                         PERIOD ENDING NOVEMBER 30, 2003

The information which is required to be prepared with respect to the Payment Date of December 22, 2003, and with respect to the performance of the Trust during the period of November 1, 2003 through November 30, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The amount of distribution in respect to principal payment to the Class A Noteholders............   $                -
                                                                                                                 ------------------
         2.  The amount of distribution in respect to principal payment to the Class B Noteholders............   $                -
                                                                                                                 ------------------
         3.  The amount of distribution in respect to principal payment to the Class C Noteholders............   $                -
                                                                                                                 ------------------
         4.  The amount of distribution in respect to principal payment to the Class D Noteholders............   $                -
                                                                                                                 ------------------
II. Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The amount of distribution in respect to the Class A Monthly Interest............................   $          1.35111
                                                                                                                 ------------------
         2.  The amount of distribution in respect to the Class B Monthly Interest............................   $          2.55111
                                                                                                                 ------------------
         3.  The amount of distribution in respect to the Class C Monthly Interest............................   $          4.10667
                                                                                                                 ------------------
         4.  The amount of distribution in respect to the Class D Monthly Interest............................   $          8.10667
                                                                                                                 ------------------
III. Information regarding the total monthly distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The total amount of distribution in respect to the Class A Noteholders...........................   $          1.35111
                                                                                                                 ------------------
         2.  The total amount of distribution in respect to the Class B Noteholders...........................   $          2.55111
                                                                                                                 ------------------
         3.  The total amount of distribution in respect to the Class C Noteholders...........................   $          4.10667
                                                                                                                 ------------------
         4.  The total amount of distribution in respect to the Class D Noteholders...........................   $          8.10667
                                                                                                                 ------------------
IV. Information regarding the performance of the Advanta Business Card Master Trust

         1.  The aggregate amount of such Collections with respect to Principal Receivables for the Monthly
             Period preceding such Payment Date...............................................................   $   548,532,197.01
                                                                                                                 ------------------
         2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
             Receivables for the Monthly Period preceding such Payment Date...................................   $    49,985,155.29
                                                                                                                 ------------------
         3.  Recoveries for the preceding Monthly Period......................................................   $       885,992.55
                                                                                                                 ------------------
         4.  The Defaulted Amount for the preceding Monthly Period............................................   $    19,594,490.03
                                                                                                                 ------------------
         5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
             Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
             Receivables for the preceding Monthly Period.....................................................                 7.79%
                                                                                                                 ------------------
         6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
             Monthly Period...................................................................................   $ 2,800,176,791.50
                                                                                                                 ------------------
         7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
             Monthly Period...................................................................................   $ 2,832,503,547.52
                                                                                                                 ------------------
         8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
            beginning of the preceding Monthly Period.........................................................   $    63,605,022.49
                                                                                                                 ------------------

9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the
    preceding Monthly Period..................................................................................   $    65,982,096.57
                                                                                                                 ------------------
10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the
    preceding Monthly Period.................................................................................    $ 2,290,000,000.00
                                                                                                                 ------------------
11. The Transferor Interest as of the last day of the preceding Monthly Period...............................    $   542,503,547.52
                                                                                                                 ------------------
12. The transferor percentage as of the last day of the preceding Monthly Period.............................                 19.15%
                                                                                                                 ------------------
13. The Required Transferor Percentage.......................................................................                  7.00%
                                                                                                                 ------------------
14. The Required Transferor Interest.........................................................................    $   198,275,248.33
                                                                                                                 ------------------
15. The monthly principal payment rate for the preceding Monthly Period......................................                19.589%
                                                                                                                 ------------------
16. The balance in the Excess Funding Account as of the last day of the preceding  Monthly Period............    $                -
                                                                                                                 ------------------
17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                        Percentage         Aggregate
                                                         of Total           Account
                                                       Receivables          Balance
                                                       -----------     ----------------
(a) Delinquent between 30 days and 59 days                1.641%       $  47,572,792.55
(b) Delinquent between 60 days and 89 days                1.285%       $  37,252,555.59
(c) Delinquent between 90 days and 119 days               1.219%       $  35,343,412.52
(d) Delinquent between 120 days and 149 days              0.982%       $  28,475,419.28
(e) Delinquent between 150 days and 179 days              0.827%       $  23,981,298.93
(f) Delinquent 180 days or greater                        0.000%       $       4,340.78
                                                          -----        ----------------
(g) Aggregate                                             5.956%       $ 172,629,819.65
                                                          =====        ================

V. Information regarding Series 2003-A

         1. The amount of Principal Receivables in the Trust represented by the Invested Amount
            of Series 2003-A as of the last day of the related Monthly Period..................                  $ 400,000,000.00
                                                                                                                 ----------------
         2. The amount of Principal Receivables in the Trust represented by the Adjusted
            Invested Amount of Series 2003-A on the last day of the related Monthly Period.....                  $ 400,000,000.00
                                                                                                                 ----------------
                                                                                                  NOTE FACTORS
         3. The amount of Principal Receivables in the Trust represented by the Class A Note
            Principal Balance on the last day of the related Monthly Period....................      1.0000      $ 320,000,000.00
                                                                                                                 ----------------
         4. The amount of Principal Receivables in the Trust represented by the Class B Note
            Principal Balance on the last day of the related Monthly Period....................      1.0000      $  37,000,000.00
                                                                                                                 ----------------
         5. The amount of Principal Receivables in the Trust represented by the Class C Note
            Principal Balance on the last day of the related Monthly Period....................      1.0000      $  29,000,000.00
                                                                                                                 ----------------
         6. The amount of Principal Receivables in the trust represented by the Class D Note
            Principal Balance on the last day of the related Monthly Period....................      1.0000      $  14,000,000.00
                                                                                                                 ----------------
         7. The Floating Investor Percentage with respect to the period:

         November 1, 2003 through November 24, 2003............................................                        14.2848123%
                                                                                                                 ----------------
         November 25, 2003 through November 30, 2003...........................................                        14.0410514%
                                                                                                                 ----------------
         8. The Fixed Investor Percentage with respect to the period:

         November 1, 2003 through November 24, 2003............................................                        N/A
                                                                                                                 ----------------
         November 25, 2003 through November 30, 2003...........................................                        N/A
                                                                                                                 ----------------
         9. The amount of Investor Principal Collections applicable to Series 2003-A...........                  $  78,127,689.23
                                                                                                                 ----------------
         10a. The amount of the Investor Finance Charge Collections on deposit in the
              Collection Account on the Related Payment Date to be treated as Servicer
              Interchange......................................................................                  $      83,333.33
                                                                                                                 ----------------
         10b. The amount of Available Finance Charge Collections on deposit in the Collection
              Account on the related Payment Date..............................................                  $   5,599,037.02
                                                                                                                 ----------------
         10c. The amount of Available Finance Charge Collections not on deposit in the
              Collection Account on the related Payment Date pursuant to Section 8.04(a) of
              the Master Indenture.............................................................                  $   1,437,717.63
                                                                                                                 ----------------
         11.  The Investor Default Amount for the related Monthly Period.......................                  $   2,764,316.75
                                                                                                                 ----------------
         12.  The Monthly Servicing Fee for the related Monthly Period.........................                  $     666,666.67
                                                                                                                 ----------------

13. Trust yields for the related Monthly Period

         a. The cash yield for the related Monthly Period.....................................................            21.36%
                                                                                                                 --------------
         b. The default rate for the related Monthly Period...................................................             8.29%
                                                                                                                 --------------
         c. The Net Portfolio Yield for the related Monthly Period............................................            13.07%
                                                                                                                 --------------
         d. The Base Rate for the related Monthly Period......................................................             4.28%
                                                                                                                 --------------
         e. The Excess Spread Percentage for the related Monthly Period.......................................             8.79%
                                                                                                                 --------------
         f. The Quarterly Excess Spread Percentage for the related Monthly Period.............................            10.25%
                                                                                                                 --------------
                  i) Excess Spread Percentage related to          Nov-03                                                   8.79%
                                                                                                                 --------------
                  ii) Excess Spread Percentage related to         Oct-03                                                  10.75%
                                                                                                                 --------------
                  iii) Excess Spread Percentage related to        Sep-03                                                  11.20%
                                                                                                                 --------------
14. Floating Rate Determinations:

 LIBOR for the Interest Period from November 20 through and including December 21, 2003.......................          1.12000%
                                                                                                                 --------------
15. Principal Funding Account

         a. The amount on deposit in the Principal Funding Account on the related Payment Date (after taking
            into consideration deposits and withdraws for the related Payment Date)..........................    $            -
                                                                                                                 --------------
         b. The Accumulation Shortfall with respect to the related Monthly Period............................    $            -
                                                                                                                 --------------
         c. The Principal Funding Investment Proceeds deposited in the Collection Account to be treated as
            Available Finance Charge Collections.............................................................    $            -
                                                                                                                 --------------
16. Reserve Account

         a. The amount on deposit in the Reserve Account on the related Payment Date (after taking into
            consideration deposits and withdraws for the related Payment Date)................................   $            -
                                                                                                                 --------------
         b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be
            treated as Available Finance Charge Collections...................................................   $            -
                                                                                                                 --------------
         c. Interest earnings on the Reserve Account deposited into the Collection
            Account to be treated as Available Finance Charge Collections.....................................   $            -
                                                                                                                 --------------
17. Cash Collateral Account

         a. The Required Cash Collateral Account Amount on the related Payment Date...........................   $ 8,000,000.00
                                                                                                                 --------------
         b. The Available Cash Collateral Account Amount on the related Payment Date..........................   $ 8,000,000.00
                                                                                                                 --------------
18. Investor Charge-Offs

         a. The aggregate amount of Investor Charge-Offs for the related Monthly Period.......................   $            -
                                                                                                                 --------------
         b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date.......................   $            -
                                                                                                                 --------------
19. The Monthly Principal Reallocation Amount for the related Monthly Period.................................    $            -
                                                                                                                 --------------

                  Advanta Bank Corp.
                  as Servicer

                  By: /s/ MARK SHAPIRO
                  Name: Mark Shapiro
                  Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAT8
CLASS B CUSIP #00761HAU5
CLASS C CUSIP #00761HAV3

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-B
                         PERIOD ENDING NOVEMBER 30, 2003

The information which is required to be prepared with respect to the Payment Date of December 22, 2003, and with respect to the performance of the Trust during the period of November 1, 2003 through November 30, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-B Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The amount of distribution in respect to principal payment to the Class A Noteholders............   $                -
                                                                                                                 ------------------
         2.  The amount of distribution in respect to principal payment to the Class B Noteholders............   $                -
                                                                                                                 ------------------
         3.  The amount of distribution in respect to principal payment to the Class C Noteholders............   $                -
                                                                                                                 ------------------
         4.  The amount of distribution in respect to principal payment to the Class D Noteholders............   $                -
                                                                                                                 ------------------
II. Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The amount of distribution in respect to the Class A Monthly Interest............................   $          1.30667
                                                                                                                 ------------------
         2.  The amount of distribution in respect to the Class B Monthly Interest............................   $          2.46222
                                                                                                                 ------------------
         3.  The amount of distribution in respect to the Class C Monthly Interest............................   $          4.64000
                                                                                                                 ------------------
         4.  The amount of distribution in respect to the Class D Monthly Interest............................   $          8.10667
                                                                                                                 ------------------
III. Information regarding the total monthly distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The total amount of distribution in respect to the Class A Noteholders...........................   $          1.30667
                                                                                                                 ------------------
         2.  The total amount of distribution in respect to the Class B Noteholders...........................   $          2.46222
                                                                                                                 ------------------
         3.  The total amount of distribution in respect to the Class C Noteholders...........................   $          4.64000
                                                                                                                 ------------------
         4.  The total amount of distribution in respect to the Class D Noteholders...........................   $          8.10667
                                                                                                                 ------------------
IV. Information regarding the performance of the Advanta Business Card Master Trust

         1.  The aggregate amount of such Collections with respect to Principal Receivables for the Monthly
             Period preceding such Payment Date...............................................................   $   548,532,197.01
                                                                                                                 ------------------
         2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
             Receivables for the Monthly Period preceding such Payment Date...................................   $    49,985,155.29
                                                                                                                 ------------------
         3.  Recoveries for the preceding Monthly Period......................................................   $       885,992.55
                                                                                                                 ------------------
         4.  The Defaulted Amount for the preceding Monthly Period............................................   $    19,594,490.03
                                                                                                                 ------------------
         5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
             Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
             Receivables for the preceding Monthly Period.....................................................                 7.79%
                                                                                                                 ------------------
         6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
             Monthly Period...................................................................................   $ 2,800,176,791.50
                                                                                                                 ------------------
         7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
             Monthly Period...................................................................................   $ 2,832,503,547.52
                                                                                                                 ------------------
         8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the beginning
             of the preceding Monthly Period..................................................................   $    63,605,022.49
                                                                                                                 ------------------

 9. The total amount of Finance Charge and Administrative Receivables in the Trust
    as of the last day of the preceding Monthly Period........................................         $    65,982,096.57
                                                                                                       ------------------

10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as
    of the last day of the preceding Monthly Period...........................................         $ 2,290,000,000.00
                                                                                                       ------------------

11. The Transferor Interest as of the last day of the preceding Monthly Period................         $   542,503,547.52
                                                                                                       ------------------

12. The transferor percentage as of the last day of the preceding Monthly Period..............                      19.15%
                                                                                                       ------------------

13. The Required Transferor Percentage........................................................                       7.00%
                                                                                                       ------------------

14. The Required Transferor Interest..........................................................         $   198,275,248.33
                                                                                                       ------------------

15. The monthly principal payment rate for the preceding Monthly Period.......................                     19.589%
                                                                                                       ------------------

16. The balance in the Excess Funding Account as of the last day of the preceding
    Monthly Period............................................................................         $                -
                                                                                                       ------------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                        Percentage                    Aggregate
                                                                         of Total                      Account
                                                                        Receivables                    Balance
                                                                        -----------               ----------------
(a) Delinquent between 30 days and 59 days                                 1.641%                 $  47,572,792.55
(b) Delinquent between 60 days and 89 days                                 1.285%                 $  37,252,555.59
(c) Delinquent between 90 days and 119 days                                1.219%                 $  35,343,412.52
(d) Delinquent between 120 days and 149 days                               0.982%                 $  28,475,419.28
(e) Delinquent between 150 days and 179 days                               0.827%                 $  23,981,298.93
(f) Delinquent 180 days or greater                                         0.000%                 $       4,340.78
                                                                        --------                  ----------------
(g) Aggregate                                                              5.956%                 $ 172,629,819.65
                                                                        ========                  ================

V. Information regarding Series 2003-B

 1. The amount of Principal Receivables in the Trust represented by the Invested
    Amount of Series 2003-B as of the last day of the related Monthly Period.................                $   300,000,000.00
                                                                                                             ------------------

 2. The amount of Principal Receivables in the Trust represented by the Adjusted
    Invested Amount of Series 2003-B on the last day of the related Monthly Period...........                $   300,000,000.00
                                                                                                             ------------------
                                                                                             NOTE FACTORS

 3. The amount of Principal Receivables in the Trust represented by the Class A
    Note Principal Balance on the last day of the related Monthly Period.....................      1.0000    $   240,000,000.00
                                                                                                             ------------------

 4. The amount of Principal Receivables in the Trust represented by the Class B
    Note Principal Balance on the last day of the related Monthly Period.....................      1.0000    $    27,750,000.00
                                                                                                             ------------------

 5. The amount of Principal Receivables in the Trust represented by the Class C
    Note Principal Balance on the last day of the related Monthly Period.....................      1.0000    $    21,750,000.00
                                                                                                             ------------------

 6. The amount of Principal Receivables in the trust represented by the Class D
    Note Principal Balance on the last day of the related Monthly Period.....................      1.0000    $    10,500,000.00
                                                                                                             ------------------

 7. The Floating Investor Percentage with respect to the period:

 November 1, 2003 through November 24, 2003..................................................                        10.7136093%
                                                                                                             ------------------
 November 25, 2003 through November 30, 2003.................................................                        10.5307886%
                                                                                                             ------------------

 8. The Fixed Investor Percentage with respect to the period:

 November 1, 2003 through November 24, 2003..................................................                               N/A
                                                                                                             ------------------
 November 25, 2003 through November 30, 2003.................................................                               N/A
                                                                                                             ------------------

 9. The amount of Investor Principal Collections applicable to Series 2003-B.................                $    58,595,767.31
                                                                                                             ------------------

10a. The amount of Available Finance Charge Collections on deposit in the
     Collection Account on the related Payment Date..........................................                $     4,199,277.79
                                                                                                             ------------------

10b. The amount of Available Finance Charge Collections not on deposit in the
     Collection Account on the related Payment Date pursuant to Section 8.04(a) of
     the Master Indenture....................................................................                $     1,140,788.23
                                                                                                             ------------------

11. The Investor Default Amount for the related Monthly Period...............................                $     2,073,237.57
                                                                                                             ------------------

12. The Monthly Servicing Fee for the related Monthly Period.................................                $       500,000.00
                                                                                                             ------------------

13. Trust yields for the related Monthly Period

         a. The cash yield for the related Monthly Period.....................................                      21.36%
                                                                                                       ------------------

         b. The default rate for the related Monthly Period...................................                       8.29%
                                                                                                       ------------------

         c. The Net Portfolio Yield for the related Monthly Period............................                      13.07%
                                                                                                       ------------------

         d. The Base Rate for the related Monthly Period......................................                       4.27%
                                                                                                       ------------------

         e. The Excess Spread Percentage for the related Monthly Period.......................                       8.80%
                                                                                                       ------------------

         f. The Quarterly Excess Spread Percentage for the related Monthly Period.............                      10.25%
                                                                                                       ------------------

                     i) Excess Spread Percentage related to                       Nov-03                             8.80%
                                                                                                       ------------------

                     ii) Excess Spread Percentage related to                      Oct-03                            10.76%
                                                                                                       ------------------

                     iii) Excess Spread Percentage related to                     Sep-03                            11.20%
                                                                                                       ------------------

14. Floating Rate Determinations:

 LIBOR for the Interest Period from November 20 through and including December 21, 2003.......                    1.12000%
                                                                                                       ------------------

15. Principal Funding Account

         a. The amount on deposit in the Principal Funding Account on the related
            Payment Date (after taking into consideration deposits and withdraws
            for the related Payment Date).....................................................         $                -
                                                                                                       ------------------

         b. The Accumulation Shortfall with respect to the related Monthly Period.............         $                -
                                                                                                       ------------------

         c. The Principal Funding Investment Proceeds deposited in the Collection
            Account to be treated as Available Finance Charge Collections.....................         $                -
                                                                                                       ------------------

16. Reserve Account

         a. The amount on deposit in the Reserve Account on the related Payment
            Date (after taking into consideration deposits and withdraws for the
            related Payment Date).............................................................         $                -
                                                                                                       ------------------

         b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
            Collections.......................................................................         $                -
                                                                                                       ------------------

         c. Interest earnings on the Reserve Account deposited into the Collection
            Account to be treated as Available Finance Charge Collections.....................         $                -
                                                                                                       ------------------

17. Cash Collateral Account

         a. The Required Cash Collateral Account Amount on the related Payment Date...........         $     6,750,000.00
                                                                                                       ------------------

         b. The Available Cash Collateral Account Amount on the related Payment Date..........         $     6,750,000.00
                                                                                                       ------------------

18. Investor Charge-Offs

         a. The aggregate amount of Investor Charge-Offs for the related Monthly Period.......         $                -
                                                                                                       ------------------

         b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment
            Date..............................................................................         $                -
                                                                                                       ------------------

19. The Monthly Principal Reallocation Amount for the related Monthly Period..................         $                -
                                                                                                       ------------------

                     Advanta Bank Corp.
                     as Servicer

                     By: /s/ MARK SHAPIRO
                     Name: Mark Shapiro
                     Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A-1 CUSIP #00761HAW1
CLASS A-2 CUSIP #00761HAX9
CLASS B CUSIP #00761HAY7
CLASS C-1 CUSIP #00761HBA8
CLASS C-2 CUSIP #00761HBB6

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-C
                         PERIOD ENDING NOVEMBER 30, 2003

The information which is required to be prepared with respect to the Payment Date of December 22, 2003, and with respect to the performance of the Trust during the period of November 1, 2003 through November 30, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

    1. The amount of distribution in respect to principal payment to the Class A-1 Noteholders.............   $                -
                                                                                                               -----------------
    2. The amount of distribution in respect to principal payment to the Class A-2 Noteholders.............   $                -
                                                                                                               -----------------
    3. The amount of distribution in respect to principal payment to the Class B Noteholders...............   $                -
                                                                                                               -----------------
    4. The amount of distribution in respect to principal payment to the Class C-1 Noteholders.............   $                -
                                                                                                               -----------------
    5. The amount of distribution in respect to principal payment to the Class C-2 Noteholders.............   $                -
                                                                                                               -----------------
    6. The amount of distribution in respect to principal payment to the Class D Noteholders...............   $                -
                                                                                                               -----------------

II. Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

1. The amount of distribution in respect to the Class A-1 Monthly Interest ................................   $          1.24028
                                                                                                               -----------------
    2. The amount of distribution in respect to the Class A-2 Monthly Interest.............................   $          1.20000
                                                                                                               -----------------
    3. The amount of distribution in respect to the Class B Monthly Interest...............................   $          2.32889
                                                                                                               -----------------
    4. The amount of distribution in respect to the Class C-1 Monthly Interest.............................   $          4.50667
                                                                                                               -----------------
    5. The amount of distribution in respect to the Class C-2 Monthly Interest.............................   $          4.95833
                                                                                                               -----------------
    6. The amount of distribution in respect to the Class D Monthly Interest...............................   $          7.21778
                                                                                                               -----------------

III. Information regarding the total monthly distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

    1. The total amount of distribution in respect to the Class A-1 Noteholders............................   $          1.24028
                                                                                                               -----------------
    2. The total amount of distribution in respect to the Class A-2 Noteholders............................   $          1.20000
                                                                                                               -----------------
    3. The total amount of distribution in respect to the Class B Noteholders..............................   $          2.32889
                                                                                                               -----------------
    4. The total amount of distribution in respect to the Class C-1 Noteholders............................   $          4.50667
                                                                                                               -----------------
    5. The total amount of distribution in respect to the Class C-2 Noteholders............................   $          4.95833
                                                                                                               -----------------
    6. The total amount of distribution in respect to the Class D Noteholders..............................   $          7.21778
                                                                                                               -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

    1. The aggregate amount of such Collections with respect to Principal Receivables for the Monthly
       Period preceding such Payment Date..................................................................   $   548,532,197.01
                                                                                                               -----------------
    2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
       Receivables for the Monthly Period preceding such Payment Date......................................   $    49,985,155.29
                                                                                                               -----------------
    3. Recoveries for the preceding Monthly Period.........................................................   $       885,992.55
                                                                                                               -----------------
    4. The Defaulted Amount for the preceding Monthly Period...............................................   $    19,594,490.03
                                                                                                               -----------------
    5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the average Receivables for
       the preceding Monthly Period........................................................................                 7.79%
                                                                                                               -----------------
    6. The total amount of Principal Receivables in the trust at the beginning of the preceding Monthly
       Period.......................................................... ..................................    $ 2,800,176,791.50
                                                                                                               -----------------
    7. The total amount of Principal Receivables in the trust as of the last day of the preceding Monthly
       Period.............................................................................................    $ 2,832,503,547.52
                                                                                                               -----------------
    8. The total amount of Finance Charge and Administrative Receivables in the Trust at the beginning of
       the preceding Monthly Period........................................................................   $    63,605,022.49
                                                                                                               -----------------
    9. The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of
       the preceding Monthly Period........................................................................   $    65,982,096.57
                                                                                                               -----------------

   10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
       of the preceding Monthly Period.....................................................................   $ 2,290,000,000.00
                                                                                                              ------------------
   11. The Transferor Interest as of the last day of the preceding Monthly Period..........................   $   542,503,547.52
                                                                                                              ------------------
   12. The transferor percentage as of the last day of the preceding Monthly Period........................                19.15%
                                                                                                              ------------------
   13. The Required Transferor Percentage..................................................................                 7.00%
                                                                                                              ------------------
   14. The Required Transferor Interest....................................................................   $   198,275,248.33
                                                                                                              ------------------
   15. The monthly principal payment rate for the preceding Monthly Period.................................               19.589%
                                                                                                              ------------------
   16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period .......   $                -
                                                                                                              ------------------
   17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                        Percentage           Aggregate
                                                         of Total             Account
                                                        Receivables           Balance
                                                        -----------       ----------------
(a) Delinquent between 30 days and 59 days                1.641%          $  47,572,792.55
(b) Delinquent between 60 days and 89 days                1.285%          $  37,252,555.59
(c) Delinquent between 90 days and 119 days               1.219%          $  35,343,412.52
(d) Delinquent between 120 days and 149 days              0.982%          $  28,475,419.28
(e) Delinquent between 150 days and 179 days              0.827%          $  23,981,298.93
(f) Delinquent 180 days or greater                        0.000%          $       4,340.78
                                                        -------           ----------------
(g) Aggregate                                             5.956%          $ 172,629,819.65
                                                        =======           ================

V. Information regarding Series 2003-C

    1.  The amount of Principal Receivables in the Trust represented by the Invested Amount
        of Series 2003-C as of the last day of the related Monthly Period..................                    $  300,000,000.00
                                                                                                               -----------------
    2.  The amount of Principal Receivables in the Trust represented by the Adjusted
        Invested Amount of Series 2003-C on the last day of the related Monthly Period.....                    $  300,000,000.00
                                                                                                               -----------------
                                                                                                NOTE FACTORS
    3.  The amount of Principal Receivables in the Trust represented by the Class A-1 Note
        Principal Balance on the last day of the related Monthly Period ...................        1.0000      $  210,000,000.00
                                                                                                               -----------------
    4.  The amount of Principal Receivables in the Trust represented by the Class A-2 Note
        Principal Balance on the last day of the related Monthly Period ...................        1.0000      $   30,000,000.00
                                                                                                               -----------------
    5.  The amount of Principal Receivables in the Trust represented by the Class B Note
        Principal Balance on the last day of the related Monthly Period ...................        1.0000      $   27,750,000.00
                                                                                                               -----------------
    6.  The amount of Principal Receivables in the Trust represented by the Class C-1 Note
        Principal Balance on the last day of the related Monthly Period ...................        1.0000      $   10,000,000.00
                                                                                                               -----------------
    7.  The amount of Principal Receivables in the Trust represented by the Class C-2 Note
        Principal Balance on the last day of the related Monthly Period ...................        1.0000      $   11,750,000.00
                                                                                                               -----------------
    8.  The amount of Principal Receivables in the trust represented by the Class D Note
        Principal Balance on the last day of the related Monthly Period ...................        1.0000      $   10,500,000.00
                                                                                                               -----------------
    9.  The Floating Investor Percentage with respect to the period:

    November 1, 2003 through November 24, 2003.............................................                           10.7136093%
                                                                                                               -----------------
    November 25, 2003 through November 30, 2003............................................                           10.5307886%
                                                                                                               -----------------
    10. The Fixed Investor Percentage with respect to the period:

    November 1, 2003 through November 24, 2003.............................................                           N/A
                                                                                                               -----------------
    November 25, 2003 through November 30, 2003............................................                           N/A
                                                                                                               -----------------
    11. The amount of Investor Principal Collections applicable to Series 2003-C...........                    $   58,595,767.31
                                                                                                               -----------------
    12a. The amount of Available Finance Charge Collections on deposit in the
        Collection Account on the related Payment Date.....................................                    $    4,199,277.79
                                                                                                               -----------------
    12b. The amount of Available Finance Charge Collections not on deposit in the
       Collection Account on the related Payment Date pursuant to Section 8.04(a) of the
       Master Indenture....................................................................                    $    1,140,788.23
                                                                                                               -----------------
    13. The Investor Default Amount for the related Monthly Period.........................                    $    2,073,237.57
                                                                                                               -----------------
    14. The Monthly Servicing Fee for the related Monthly Period...........................                    $      500,000.00
                                                                                                               -----------------

15. Trust yields for the related Monthly Period

        a. The cash yield for the related Monthly Period.................................................................     21.36%
                                                                                                                           --------
        b. The default rate for the related Monthly Period...............................................................      8.29%
                                                                                                                           --------
        c. The Net Portfolio Yield for the related Monthly Period........................................................     13.07%
                                                                                                                           --------
        d. The Base Rate for the related Monthly Period..................................................................      4.16%
                                                                                                                           --------
        e. The Excess Spread Percentage for the related Monthly Period...................................................      8.91%
                                                                                                                           --------
        f. The Quarterly Excess Spread Percentage for the related Monthly Period.........................................     10.85%
                                                                                                                           --------
               i)   Excess Spread Percentage related to                                       Nov-03                           8.91%
                                                                                                                           --------
               ii)  Excess Spread Percentage related to                                       Oct-03                          10.86%
                                                                                                                           --------
               iii) Excess Spread Percentage related to                                       Sep-03                          12.79%
                                                                                                                           --------
16. Floating Rate Determinations:

    Average Federal Funds Rate for the Interest Period from November 20, 2003 through and including December 21, 2003....   0.99531%
                                                                                                                           --------
    LIBOR for the Interest Period from November 20 through and including December 21, 2003...............................   1.12000%
                                                                                                                           --------

Federal Funds Rate in effect for each day during the interest period of November 20, 2003 through and including December 21, 2003:

November 20        0.98%          November 28          1.01%          December 6           0.99%          December 14        0.99%
November 21        1.00%          November 29          1.01%          December 7           0.99%          December 15        0.99%
November 22        1.00%          November 30          1.01%          December 8           0.98%          December 16        1.04%
November 23        1.00%          December 1           1.01%          December 9           0.99%          December 17        0.99%
November 24        0.98%          December 2           1.03%          December 10          0.97%          December 18        0.99%
November 25        0.98%          December 3           0.97%          December 11          0.99%          December 19        0.99%
November 26        1.02%          December 4           0.98%          December 12          0.99%          December 20        0.99%
November 27        1.02%          December 5           0.99%          December 13          0.99%          December 21        0.99%

17. Principal Funding Account

        a. The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into
           consideration deposits and withdraws for the related Payment Date)........................................  $           -
                                                                                                                       -------------
        b. The Accumulation Shortfall with respect to the related Monthly Period.....................................  $           -
                                                                                                                       -------------
        c. The Principal Funding Investment Proceeds deposited in the Collection Account to be treated as Available
           Finance Charge Collections................................................................................  $           -
                                                                                                                       -------------

18. Reserve Account

        a. The amount on deposit in the Reserve Account on the related Payment Date (after taking into
           consideration deposits and withdraws for the related Payment Date)........................................  $           -
                                                                                                                       -------------
        b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be
           treated as Available Finance Charge Collections...........................................................  $           -
                                                                                                                       -------------
        c. Interest earnings on the Reserve Account deposited into the Collection Account to be treated as
           Available Finance Charge Collections......................................................................  $           -
                                                                                                                       -------------

19. Cash Collateral Account

        a. The Required Cash Collateral Account Amount on the related Payment Date...................................  $6,750,000.00
                                                                                                                       -------------
        b. The Available Cash Collateral Account Amount on the related Payment Date..................................  $6,750,000.00
                                                                                                                       -------------

20. Investor Charge-Offs

        a. The aggregate amount of Investor Charge-Offs for the related Monthly Period...............................  $           -
                                                                                                                       -------------
        b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ..............................  $           -
                                                                                                                       -------------

21. The Monthly Principal Reallocation Amount for the related Monthly Period.........................................  $           -
                                                                                                                       -------------

                Advanta Bank Corp.
                as Servicer

                By: /s/ MARK SHAPIRO
                Name: Mark Shapiro
                Title: Assistant Vice President - Structured Finance